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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 2, 2006
                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                  000-30229             04-3387074
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   (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)

        250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS           01824
         (Address of Principal Executive Offices)           (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 6, 2006, Sonus Networks, Inc. (the "Registrant") issued a press release reporting revenue results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

     The information in this Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 4.02: NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
           AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     As previously announced on August 7, 2006, the Registrant initiated a voluntary review of its historical stock option grant practices with respect to options granted following its initial public offering. The Registrant has completed the voluntary review and, based on that review, the Registrant has reached a preliminary conclusion that the appropriate measurement dates for financial accounting purposes of certain stock option grants, primarily in fiscal years 2000 to 2003, differ from the recorded grant dates of those awards. While the Registrant's internal review of stock option practices is now complete, the evaluation of the accounting impact resulting from the change in measurement dates is still ongoing. The Registrant has not yet determined the amount of the non-cash, stock-based compensation charges or related tax impacts that will result from these changes. However, on November 2, 2006, the Registrant's Audit Committee concluded, in consultation with the Registrant's management and independent advisors, that the additional non-cash charges for stock-based compensation expense will be material with respect to certain fiscal periods and that the Registrant will therefore restate certain historical financial statements to record the additional stock-based compensation expense, related tax impacts and the correction of any other unrecorded adjustments previously determined to be immaterial. The Registrant is still reviewing which specific periods will require restatement. Accordingly, the financial statements, related notes and selected financial data and all financial press releases and similar communications issued by the Registrant and the related reports of independent registered public accounting firms relating to fiscal periods 2000 through 2005 and the first and second quarters of 2006 should no longer be relied upon.

     The Registrant intends to amend any SEC filings as required to restate historical annual and interim financial statements and to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006 as soon as practicable.

     The Audit Committee and management of the Registrant have discussed the matters associated with the restatement and disclosed in this Current Report on Form 8-K with its independent registered public accounting firms.

     On November 6, 2006, the Registrant issued a press release in connection with the foregoing, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    Exhibits

           The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

           99.1 Press release of Sonus Networks, Inc. dated November 6, 2006 reporting revenue results for the quarter ended September 30, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 6, 2006                              SONUS NETWORKS, INC.


                                                    By:  /s/ Ellen Richstone
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                                                         Ellen Richstone
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press release of Sonus Networks, Inc. dated November 6, 2006 reporting revenue results for the quarter ended September 30, 2006.

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